Related-Party Transactions	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Related-Party Transactions
10.	RELATED-PARTY TRANSACTIONS

Our Dallas office building is owned by 417 Oakbend, LP, a Texas limited partnership. Jeff York, our Chief Sales Officer, owns a .01% general partnership interest and a 10.49% limited partnership interest in 417 Oakbend, LP. During each of the three months ended September 30, 2014 and 2013, we paid rent on our Dallas office space in the amounts of less than $0.1 million. During each of the nine months ended September 30, 2014 and 2013, we paid rent on our Dallas office space in the amounts of $0.2 million.

In connection with the corporate reorganization in April 2012, we entered into the 2022 Note with WCAS CP IV, a related party. We paid off the balance of this note in April 2014 with proceeds from our IPO and with existing cash on hand.

In connection with the 2014 Reorganization, we assumed the 2017 Note that was issued by WCAS Holdings and was payable to WCAS X. We paid off the balance of this note in April 2014 with proceeds from our IPO.

We entered into a Limited Liability Company Unit Redemption Agreement, effective as of January 26, 2013, pursuant to which we purchased 2,605 incentive units from a former employee at a purchase price of $260.21 per unit, which price was based on a third party appraisal and an internal appraisal. The incentive units were purchased from the former employee for an aggregate purchase price of approximately $0.7 million. The former employee is the brother of William X. Kerber III, our Chief Information Officer.

10.	RELATED-PARTY TRANSACTIONS

During each of the years ended December 31, 2013, 2012 and 2011, we paid rent on our Dallas office space in the amounts of $0.3 million. The Dallas office building is owned by 417 Oakbend, LP, a Texas limited partnership. Our Chief Sales Officer owns a .01% general partnership interest and a 10.49% limited partnership interest in 417 Oakbend, LP.

In November 2013 and December 2012, we purchased approximately 18.3 acres and 17.6 acres of land, respectively, for future expansion at our corporate headquarters. The land was purchased from Kilpatrick Partners, L.L.C., for a total cost of $4.8 million and $2.3 million, respectively. The manager of Kilpatrick Partners, L.L.C. is our President and Chief Executive Officer.

In connection with the April 2012 Corporate Reorganization, we entered into the 2022 Note with WCAS Capital Partners IV, L.P., a related party as described in Note 5. The 2022 Note is due on April 3, 2022 and interest is payable at an annual rate of 10%, payable semiannually in arrears on December 31 and June 30 of each year.

At both December 31, 2013 and 2012, Holdings owed $0.1 million to Welsh, Carson, Anderson & Stowe, L.P. and certain of their affiliates, representing tax distributions and travel expenses paid by Welsh, Carson, Anderson & Stowe, L.P. and charged to Holdings.

We entered into a Limited Liability Company Unit Redemption Agreement, effective as of January 26, 2013, pursuant to which we purchased 2,605 incentive units from John Kerber at a purchase price of $260.21 per unit, which price was based on a third party appraisal and an internal appraisal. The incentive units were purchased from John Kerber for an aggregate purchase price of approximately $0.7 million. John Kerber is one of our former employees and the brother of William X. Kerber III, our Chief Information Officer.